                                   SECURITIES AND EXCHANGE COMMISSION
                                         Washington, D.C. 20549

                                             FORM 8-K

                                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                      Date of report: April 2, 2002

                                ENTERPRISE PRODUCTS PARTNERS L.P.
                                ENTERPRISE PRODUCTS OPERATING L.P.
                       (Exact name of registrants as specified in their charters)

          Delaware                    1-14323                 76-0568219
          Delaware                  333-93239-01              76-0568220
  (State or other jurisdiction of              (Commission           (I.R.S. Employer Identification
  incorporation of organization)               File Number)                        No.)

             2727 North Loop West, Houston, Texas                77008-1037
              (Address of principal executive offices)             (Zip Code)
            Registrants telephone number, including area code:
                                 (713) 880-6500

                                  EXPLANATORY NOTE

This report constitutes a combined report for Enterprise Products Partners L.P.(the "Company")(Commission File No. 1-14323)and its
98.9899% owned subsidiary, Enterprise Products Operating L.P.(the "Operating Partnership") (Commission File No. 333-93239-01).
Since the Operating Partnership owns substantially all of the Company's consolidated assets and conducts substantially all of the
Company's business and operations, the information set forth herein constitutes combined information for the Company and the
Operating Partnership.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

              Not applicable.

(b)      Pro forma financial information.

              Not applicable.

(c)      Exhibits.

99.1     Press Release dated April 2, 2002.

Item 9.  REGULATION FD DISCLOSURE.

We issued a press release today, Tuesday, April 2, 2002, to declare our first quarter 2002 distribution rate of $0.67 per Common and Subordinated Unit and to notify Unitholders and other interested parties of first quarter 2002 charges attributable to our
commodity financial instruments portfolio.   We hosted a conference call over the internet this morning to discuss the press release.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

                                                              SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENTERPRISE PRODUCTS PARTNERS L.P.
                                            ENTERPRISE PRODUCTS OPERATING L.P.

                                            By:   Enterprise Products GP, LLC, the general partner of the
                                                     Company and Operating Partnership

Date:  April 2, 2002                        By:      /s/ Michael J. Knesek
                                                     ------------------------------------
                                                     Michael J. Knesek
                                                     Vice President, Controller, and
                                                     Principal Accounting Officer of
                                                     Enterprise Products GP, LLC